UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2021

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of Vertex Pharmaceuticals Incorporated (the "Company") was held on May 19, 2021 (the "Annual Meeting"). Set forth below are the voting results for each of the proposals submitted to a vote of the Company's shareholders at the Annual Meeting:
Proposal No. 1: Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Terrence Kearney, Reshma Kewalramani, Yuchun Lee, Jeffrey Leiden, Margaret McGlynn, Diana McKenzie and Bruce Sachs to serve as members of the Company's board of directors until the annual meeting of shareholders to be held in 2022:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	218,894,349	764,147	99,830	11,015,309
Lloyd Carney	171,495,897	48,046,438	215,991	11,015,309
Alan Garber	215,786,425	3,866,263	105,638	11,015,309
Terrence Kearney	212,942,050	6,706,475	109,801	11,015,309
Reshma Kewalramani	218,966,434	688,982	102,910	11,015,309
Yuchun Lee	215,699,823	3,940,932	117,571	11,015,309
Jeffrey Leiden	214,407,303	5,253,945	97,078	11,015,309
Margaret McGlynn	218,573,140	1,080,345	104,841	11,015,309
Diana McKenzie	219,445,405	208,565	104,356	11,015,309
Bruce Sachs	208,964,326	10,679,348	114,652	11,015,309
Proposal No. 2: Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain	Non-Votes
202,126,361	28,512,419	134,855	0
Proposal No. 3: Based upon the following votes, the shareholders approved, on an advisory basis, the 2020 compensation program for the Company's named executive officers:

For	Against	Abstain	Non-Votes
200,764,722	18,817,126	176,478	11,015,309
Proposal No. 4: The shareholder proposal was withdrawn by the proponent prior to the Annual Meeting.
Proposal No. 5: The shareholder proposal was withdrawn by the proponent prior to the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 19, 2021	/s/ Joy Liu
Joy Liu
Senior Vice President, General Counsel